Exhibit 99.1

Humanigen July 14, 2021

2 Cautionary Note Regarding Forward - Looking Statements All statements other than statements of historical facts contained in this presentation are forward - looking statements . Forward - looking statements reflect management's current knowledge, assumptions, judgment, and expectations regarding future performance or events . Although management believes that the expectations reflected in such statements are reasonable, they give no assurance that such expectations will prove to be correct, and you should be aware that actual events or results may differ materially from those contained in the forward - looking statements . Words such as "will," "expect," "intend," "plan," "potential," "possible," "goals," "accelerate," "continue," and similar expressions identify forward - looking statements, including, without limitation, statements regardingour expectations for the duration and severity of COVID - 19 in the United States and around the world and our projections for COVID - 19 hospitalizations in 2021 and future years ; our projections regarding the need for lenzilumab as a therapeutic if authorized or approved ; the commercial potential of lenzilumab and our ability to maintain a single worldwide price in the multiple jurisdictions in which we are seeking marketing authorizations or approvals or otherwise working to sell product prior to formal approvals ; the ability of our contract manufacturers to supply expected quantities of product ; and our other plans to initiate or participate in planned clinical trials and otherwise explore the effectiveness of lenzilumab and other candidates in our development portfolio as therapies for other inflammation and immune - oncology indications . Forward - looking statements are subject to a number of risks and uncertainties including, but not limited to, the risks inherent in our lack of profitability and need for additional capital to grow our business ; our dependence on partners to further the development of our product candidates ; the uncertainties inherent in the development, attainment of the requisite regulatory authorizations and approvals and launch of any new pharmaceutical product ; the outcome of pending or future litigation ; and the various risks and uncertainties described in the "Risk Factors" sections of our latest annual and quarterly reports and other filings with the SEC . All forward - looking statements are expressly qualified in their entirety by this cautionary notice . You should not rely upon any forward - looking statements as predictions of future events . We undertake no obligation to revise or update any forward - looking statements made in this presentation to reflect events or circumstances after the date hereof, to reflect new information or the occurrence of unanticipated events, to update the reasons why actual results could differ materially from those anticipated in the forward - looking statements, in each case, except as required by law .

3 3 2 1 Lenzilumab for COVID - 19 Emergence of Delta Variant Initial U.S. Go - to - Market Plan 4 Ex - U.S. Initial Go - to - Market Plans Humanigen Overview Lenzilumab is being developed as a potential treatment for COVID - 19, it is not currently approved or authorized for use in any c ountry 5 Lenzilumab for aGvHD , CAR - T, and CMML 6 Balance Sheet and 12 - month Goals

Humanigen Today: Company Highlights

Humanigen

1. Leading expertise in Hyper-inflammation and Cytokine Storm across multiple therapeutic applications
2. LIVE-AIR: 520 patient Phase 3 registration study in COVID-19 topline data with lenzilumab showed 54% greater likelihood of survival without ventilation
3. Filed for EUA in U.S., begun submission for Conditional Marketing Authorization in UK, preparing EMA submission, commercial readiness and manufacturing scale-up underway
4. ACTIV-5/BET-B: 200 patient COVID-19 (remdesivir +/- lenzilumab) NIH fully sponsored study enrolling
5. CAR-T study completed with Yescarta; aGvHD and CMML studies planned to start later this year and CAR-T study next year
6. Experienced and execution-oriented management with prior launch experience

4

Experienced and Execution-Oriented Management



Cameron Durrant, MD, MBA – Chief Executive Officer
- Serial biotech experience as Exec Chair, CEO, CFO
- Led previous deals with Gilead while at J&J
- Launched 5 blockbusters



Tim Morris, CPA – Chief Operating and Chief Financial Officer
- Retired CFO Iovance; raised > $2.2Bn over 29 years
- Extensive deal experience with >90 transactions, combined value $4.8B
- 5 NDA/MAA and associated commercial prep and launch experience



Dale Chappell, MD, MBA – Chief Scientific Officer
- Worked under Dr. Steven Rosenberg, 'father' of cancer immunology
- Studied tumor immunology at National Cancer Institute where he published in field of T-cell therapy, immunology pathways, and GM-CSF
- Founder of Black Horse Capital Advisors

Adrian Kilcoyne, MD, MPH, MBA – Chief Medical Officer
- 15 years of biopharma experience, including COVID-19 and CAR-T
- Medical Affairs, Evidence Generation and R&D
- Directed numerous projects spanning oncology and lymphoma programs

Ed Jordan, MBA – Chief Commercial Officer
- Senior commercial roles across the healthcare industry
- Extensive product launch experience including immunology, oncology, hematology

Bob Atwill, MBA – Head of Asia-Pacific Region
- 30 years of biopharma experience, including cell therapy
- Extensive network in Asia-Pacific, BD+L, fundraising and clinical development

Omar Ahmed, PharmD – SVP, Clinical, Medical and Scientific Affairs
- 20 years biopharma experience, led multiple blockbuster launches
- Led development of Janssen's immunology portfolio strategy

5

Accomplishments and Objectives Next 12 months

- ✓ LIVE-AIR P3 hit primary endpoint of Survival without Ventilation ("SWOV")
- ✓ LIVE-AIR manuscript published on MedRxiv (5-5-21)
- ✓ ZUMA-19 Phase 1b CAR-T data ORR 100% (4-19-21)
- ✓ Application for Emergency Use Authorization-US (5-28-21)
- ✓ Initiated Submission for Conditional Marketing Authorization UK
- ❑ Commercial distribution under EUA and/or CMA if granted
- ❑ ACTIV-5 topline data
- ❑ Initiate Chronic myelomonocytic leukemia (CMML) with University of Adelaide
- ❑ Initiate acute aGvHD study with IMPACT Group
- ❑ Initiate Phase 2 CAR-T study

6

Clinical Pipeline

	Indication	Phase	Status	Centers	Partners
Lenzilumab	**LIVE-AIR** Prevention / treatment of COVID-related Hyper-inflammation / Cytokine Storm	3	Completed (520 patients) EUA submitted	24 US 11 Brazil	MAYO CLINIC Dartmouth MEDICINE Company sponsored
	ACTIV-5/BET-B Prevention / treatment of COVID-related Hyper-inflammation / Cytokine Storm	2/3	Enrolling (200 patients) 75+% enrolled	Up to 70 sites	NIH National Institutes of Health
	ZUMA-19 Break CAR-T Efficacy/Toxicity Linkage Prophylaxis as sequenced therapy with Yescarta in r/r DLBCL	1b	Completed (6 patients) No safety issues or severe CRS/NT at RP2D	10 sites	
	RATinG Prevention/Treatment of Acute GvHD (aGvHD) Allogeneic Hematopoietic Stem Cell Transplantation	2/3	Q3/4 FPD	Up to 23 sites[1]	IMPACT University of Zurich
	PREACH-M Chronic myelomonocytic leukemia (CMML) Lenzilumab + azacitidine in NRAS, KRAS or CBL positive newly-diagnosed patients	2/3	Q3/4 FPD	4 sites[2]	South Australian Health and Medical Research Institute (SAHMRI) SAHMRI The University of Adelaide
Ifabotuzumab	**Solid Tumors** (Glioblastoma Multiforme)	1	Completed (12 patients)	QIMR Berghofer Medical Research Institute Olivia Newton-John	Olivia Newton-John

Note: CRS-Cytokine Release Syndrome; NT-Neurotoxicity; RP2D-recommended Phase 2 dose; R/R-Relapsed/Refractory; DLBCL-Diffuse Large B-Cell Lymphoma; NRAS, KRAS, and CBL are gene mutations found in some CMML patients

[1] UK
[2] Australia

7

8 Lenzilumab Overview Lenzilumab is administered intravenously in three equal infusions, with the full treatment course completed in a single day Humaneered ® Best - in - Class Antibody x Neutralizes GM - CSF to prevent and treat CS x Reduced immunogenicity x Highest binding affinity x Slowest off - rate Dosing Regime x Specifically designed to neutralize GM - CSF both in serum and lung tissue to prevent and/or treat CS x Adequate tissue concentration for 7 days to halt CS and associated inflammation Convenient Care x For newly hospitalized patients with SARS - CoV - 2 pneumonia, pre - IMV x Administered intravenously in 3 doses, 8 hours apart, in a single day x Potential foundational therapy to which other treatments can be added Lenzilumab is the first and only COVID - 19 therapy to improve survival without ventilation when added to other treatments, includ ing steroids and/or remdesivir, in LIVE - AIR , a randomized, double - blind, placebo - controlled, multi - center Phase 3 clinical trial Lenzilumab is a dual - action therapy which neutralizes GM - CSF, a driver of Cytokine Storm (CS) and appears to dampen the harmful inflammatory response and safely replenish T - Cells in newly hospitalized and hypoxic COVID - 19 patients who may have received other COVID - 19 therapies In clinical trials, lenzilumab was generally well - tolerated with a safety profile comparable to placebo Lenzilumab is being developed as a potential treatment for COVID - 19, it is not currently approved or authorized for use in any c ountry

GM-CSF: A Driver of COVID-19

Science Immunology

GM-CSF is a targetable marker of COVID-19 severity

GM-CSF is elevated early, scaled with severity, and is central to the inflammatory response in COVID-19 but not severe influenza

THWAITES ET AL./SCIENCE IMMUNOLOGY
March 10, 2021



Endothelin-1
VEGF-D
CCL4
IFN-γ
IL-1α
IL-13
GM-CSF
Angioipoietin-2
CXCL10
IL-10
TNF-α
IL-12p70
IL-6Rα
Tissue Factor
G-CSF
IL-18
IL-2
IL-4
Thrombomodulin
GDF-15
IL-6
IL-1β
LCN-2
D-dimer
IL-8
vWF-A2
EN-RAGE
IL-17
CCL2
Angiopoietin-1
Tie2
CCL5
Coagulation Factor XIV
0.20
0.82
R_S

- UK government-funded, independent study linked GM-CSF to severe COVID-19
- Largest confirmatory inflammatory mediator study conducted to date
- GM-CSF associated with inflammatory and thrombotic consequences of the immune response
- GM-CSF levels detected in first 4 days correlated with disease severity
- GM-CSF levels 10x higher in patients who died from COVID-19
- Elevated levels of GM-CSF associated with risk factors for severe COVID-19 (age and diabetes)

Thwaites, et al. Inflammatory profiles across the spectrum reveal a distinct role for GM-CSF in severe COVID-19. Science Immunology 2021. 6(57): eabg9873. DOI: 10.1126/sciimmunol.abg9873

Lenzilumab is being developed as a potential treatment for COVID-19, it is not currently approved or authorized for use in any country

9

10 3 2 1 Lenzilumab for COVID - 19 Emergence of Delta Variant Initial U.S. Go - to - Market Plan 4 Ex - U.S. Initial Go - to - Market Plans Humanigen Overview Lenzilumab is being developed as a potential treatment for COVID - 19, it is not currently approved or authorized for use in any c ountry 5 Lenzilumab for aGvHD , CAR - T, and CMML 6 Balance Sheet and 12 - month Goals

11 LIVE - AIR: Lenzilumab Phase 3 Study Design Early intervention with lenzilumab, in addition to current standard of care, to prevent and treat CS and prevent progression to IMV and/or death • Randomized , double - blind, placebo - controlled, multi - center pivotal trial NCT 04351152 • All subjects received other treatment, which may have included corticosteroids and/or remdesivir Primary Endpoint: ▪ Ventilator - free survival/Survival without ventilation Key Secondary Endpoints: ▪ Ventilator - free days ▪ Duration of ICU stay ▪ Survival ▪ Time to recovery • Adults ≥ 18 years • Hospitalized • Confirmed SARS - CoV - 2 COVID - 19 pneumonia • SpO 2 ≤ 94% and pre - IMV Follow - up Assessment Day 60 Enrollment Screening Randomization Lenzilumab, 600 mg IV Q8H x3 Day 1 Placebo IV Q8H x3 Treatment Phase Follow - up Phase Daily assessments while hospitalized Endpoint Assessment Through Day 28 Evaluated through Day 28 Lenzilumab is being developed as a potential treatment for COVID - 19, it is not currently approved or authorized for use in any c ountry

12 Demographics and Baseline Characteristics ( mITT Population) Characteristics Lenzilumab (N=236) Placebo (N=243) Overall (N =479) Age Mean (SD) 60.5 (13.5) 60.5 (14.3) 60.5 (13.9) Median (Min - Max) 62.0 (28 - 98) 62.0 (22 - 96) 62.0 (22 - 98) < 65 years old (%) 60.2 58.4 59.3 ≥65 years old (%) 39.8 41.6 40.7 >80 years old (%) 7.6 5.3 6.5 Gender Male (%) 64.8 64.6 64.7 Race White (%) 45.0 41.6 43.2 Black or African American (%) 10.3 13.7 8.9 Hispanic (%) 35.2 42.0 38.6 Asian (%) 2.7 1.2 1.9 American Indian / Alaska Native (%) 1.1 0.0 0.5 Other (%) 5.2 6.2 5.8 Body Mass Index Median (Min - Max) 31.5 (20.3 - 75.5) 30.5 (18.3 - 75.2) 31.1 (18.3 - 75.5) ≥30 Kg/m 2 (%) 57.6 52.7 55.1 Clinical Status at Baseline SpO 2 ≤ 94% or low - flow oxygen (%) 61.9 57.2 59.5 High - flow oxygen or NIPPV (%) 38.1 42.8 40.5 CRP Mean (SD) 100.95 (80.14) 95.88 (71.01) 98.36 (75.57) CRP < 150 mg/L (%) 75.8 79.9 77.9 CRP > 150 mg/L (%) 24.2 20.1 22.1 Lenzilumab is being developed as a potential treatment for COVID - 19, it is not currently approved or authorized for use in any c ountry

13 Primary Endpoint met for mITT and ITT: Survival without Ventilation (“SWOV”) Kaplan – Meier Estimate of Failure to Achieve SWOV Population Lenzilumab Placebo Lenzilumab vs placebo hazard ratio (95% CI) P value Absolute Δ mITT (n=479) 15.6% (11.5 – 21.0) (n=236) 22.1% (17.4 – 27.9) (n=243) 1.54 (1.02 – 2.31) 0.0410 6.5% ITT (n=520) 18.9% (14.5 – 24.3) (n=261) 23.6% (18.8 – 29.3) (n=259) 1.90 (1.02 – 3.52) 0.0430 4.7% Lenzilumab is being developed as a potential treatment for COVID - 19, it is not currently approved or authorized for use in any c ountry

14 Concomitant Therapeutics Therapeutic(s) (%) Lenzilumab (N=236) Placebo (N=243) Total (N=479) Remdesivir 72.1 72.8 72.4 Corticosteroids 93.7 93.8 93.7 Remdesivir & Corticosteroids 69.1 69.1 69.1 Lenzilumab is being developed as a potential treatment for COVID - 19, it is not currently approved or authorized for use in any c ountry

15 Remdesivir + Steroids Population: Survival without Ventilation Improves Kaplan – Meier Estimate of Failure to Achieve SWOV Population Lenzilumab (95% CI) Placebo (95% CI) Lenzilumab vs placebo hazard ratio (95% CI) P value Absolute Δ Remdesivir mITT (n=347) 15.6% (10.9 – 22.1) (n=170) 25.7% (19.8 – 32.8) (n=177) 1.91 (1.19 – 3.05) 0.0073 10.1% ITT (n=354) 17.0% (12.2 – 23.6) (n=175) 26.5% (20.6 – 33.7) (n=179) 1.81 (1.15 – 2.84) 0.0099 9.5% Remdesivir + steroids mITT (n=331) 16.3% (11.4 – 23.1) (n=163) 26.9% (20.9 – 34.4) (n=168) 1.92 (1.20 – 3.07) 0.0067 10.6% ITT (n=338) 17.8% (12.7 – 24.5) (n=168) 27.8% (21.7 – 35.2) (n=170) 1.82 (1.16 – 2.86) 0.0092 10% Lenzilumab is being developed as a potential treatment for COVID - 19, it is not currently approved or authorized for use in any c ountry

16 Baseline CRP < 150, Age < 85* and Survival without Ventilation *Baseline CRP was evaluable in 482 patients. Based on retrospective analysis, optimal benefit for lenzilumab is seen with pa tie nts age <85 and with CRP<150 *Optimal lenzilumab patient population Kaplan – Meier Estimate of Failure to Achieve SWOV Population Lenzilumab (95% CI) Placebo (95% CI) Lenzilumab vs placebo hazard ratio (95% CI) P value Absolute Δ CRP <150 mg/L and age <85 mITT (n=336) 8.5% (5.1 – 14.3) (n=157) 21.1% (15.8 – 27.9) (n=179) 2.96 (1.63 – 5.37) 0.0003 12.6% ITT (n=359) 11.5% (7.5 – 17.5) (n=169) 22.6% (17.2 – 29.3) (n=190) 2.23 (1.32 – 3.75) 0.0030 11.1% Lenzilumab is being developed as a potential treatment for COVID - 19, it is not currently approved or authorized for use in any c ountry

17 Remdesivir + Baseline CRP < 150, Age < 85* Kaplan – Meier Estimate of Failure to Achieve SWOV Population Lenzilumab (95% CI) Placebo (95% CI) Lenzilumab vs placebo hazard ratio (95% CI) P value Absolute Δ CRP <150 mg/L and age <85 SWOV ITT (n=256) 10.1% (5.9 – 17.1) (n=122) 25.7% (19.1 – 34.1) (n=134) 3.22 (1.75 – 5.95) 0.0002 15.6% Mortality ITT (n=256) 8.4% (4.6 – 15.1) (n=122) 17.7% (12.1 – 25.4) (n=134) 2.24 (1.06 – 4.70) 0.034 9.3% *Baseline CRP was evaluable in 482 patients. Based on retrospective analysis, optimal benefit for lenzilumab is seen with pa tie nts age <85 and with CRP<150 Lenzilumab is being developed as a potential treatment for COVID - 19, it is not currently approved or authorized for use in any c ountry

18 Baseline CRP < 150, Age < 85 and Survival without Ventilation Lenzilumab is being developed as a potential treatment for COVID - 19, it is not currently approved or authorized for use in any c ountry *Baseline CRP was evaluable in 482 patients. Based on retrospective analysis, optimal benefit for lenzilumab is seen with pa tie nts age <85 and with CRP<150

19 Safety: Balanced Between Treatment Arms System Organ Class Preferred Term n (%) Lenzilumab N=255 Placebo N=257 Total N=512 Any AE ≥ Grade 3 68 (26.7) 84 (32.7) 152 (29.7) Respiratory, thoracic and mediastinal disorders 64 (25.1) 71 (27.6) 135 (26.4) Respiratory failure 24 (9.4) 31 (12.1) 55 (10.7) Acute respiratory failure 18 (7.1) 22 (8.6) 40 (7.8) Hypoxia 15 (5.9) 15 (5.8) 30 (5.9) Pulmonary embolism 5 (2.0) 3 (1.2) 8 (1.6) Acute respiratory distress syndrome 4 (1.6) 3 (1.2) 7 (1.4) Cardiac disorders 15 (5.9) 14 (5.4) 29 (5.7) Cardiac arrest 8 (3.1) 4 (1.6) 12 (2.3) Cardio - respiratory arrest 3 (1.2) 4 (1.6) 7 (1.4) Infections and infestations 10 (3.9) 16 (6.2) 26 (5.1) Septic shock 5 (2.0) 9 (3.5) 14 (2.7) Sepsis 2 (0.8) 5 (1.9) 7 (1.4) Bacterial pneumonia 0 (0.0) 6 (2.3) 6 (1.2) Vascular disorders 10 (3.9) 15 (5.8) 25 (4.9) Shock 3 (1.2) 6 (2.3) 9 (1.8) Hypotension 2 (0.8) 5 (1.9) 7 (1.4) Renal and urinary disorders 5 (2.0) 11 (4.3) 16 (3.1) Acute kidney injury 5 (2.0) 8 (3.1) 13 (2.5) General disorders and administration site conditions 4 (1.6) 11 (4.3) 15 (2.9) Multiple organ dysfunction syndrome 3 (1.2) 6 (2.3) 9 (1.8) Lenzilumab is being developed as a potential treatment for COVID - 19, it is not currently approved or authorized for use in any c ountry

20 • Lenzilumab is the third of six agents selected by NIH, the only GM - CSF molecule selected • Over 400 compounds reviewed by NIH for inclusion in ACTIV protocols • Humanigen providing lenzilumab • NIH currently executing the study; NIH and Humanigen collaborated on the protocol • Evaluation underway to determine if ACTIV - 5 could be used to support BLA submission Double - blind, placebo - controlled study of 200 patients, NIH - sponsored, up to 70 US sites NCT 04583969 ACTIV - 5/BET Big Effect Trial (BET - B) for the Treatment of COVID - 19 Lenzilumab is being developed as a potential treatment for COVID - 19, it is not currently approved or authorized for use in any c ountry

21 Lenzilumab Summary COVID - 19 • Neutralizes GM - CSF, a driver of Cytokine Storm • Prevents and treats Cytokine Storm to reduce progression to IMV and/or death • For newly hospitalized and hypoxic patients with COVID - 19 pneumonia • Convenient dosing regimen to which other treatments, including steroids and/or remdesivir, can be added • Favorable safety profile with no treatment - related serious adverse events reported • Dosing regimen specifically designed to neutralize GM - CSF in both serum and lung to prevent Cytokine Storm induced by COVID - 19 and other triggers Potential for broad application across multiple indications • Favorable safety profile • Ability to establish novel combination regimens with potential best - in - class profiles • Utility across the immunology/inflammation, immuno - oncology, and cell therapy space Lenzilumab is being developed as a potential treatment for COVID - 19, it is not currently approved or authorized for use in any c ountry

22 3 2 1 Lenzilumab for COVID - 19 Emergence of Delta Variant Initial U.S. Go - to - Market Plan 4 Ex - U.S. Initial Go - to - Market Plans Humanigen Overview Lenzilumab is being developed as a potential treatment for COVID - 19, it is not currently approved or authorized for use in any c ountry 5 Lenzilumab for aGvHD , CAR - T, and CMML 6 Balance Sheet and 12 - month Goals

23 Public Health England Risk Assessment for Delta Variant – July 8, 2021 Sources: https://assets.publishing.service.gov.uk/government/uploads/system/uploads/attachment_data/file/1000661/8_July_2021 _Ri sk_assessment_for_SARS - CoV - 2_variant_DELTA_02.00 - 1.pdf https://assets.publishing.service.gov.uk/government/uploads/system/uploads/attachment_data/file/98 8614/Risk_assessment_framework_for_SARS - CoV - 2_variants_20210521.pdf both accessed July 11, 2021

What is a Variant of Concern (VOC)? “ A variant for which there is evidence of an increase in transmissibility , more severe disease , significant reduction in neutralization by antibodies generated during previous infection or vaccination, reduced effectiveness of treatments or vaccines , or diagnostic detection failures . ” 1 Time - line of VOC Expansion in the US 2 VOCs Quickly Dominating New Infections 28.7% B.1.1.7 Alpha 8.9% P1 Gamma 51.7% B.1.1617.2 Delta 3.6% P1 Gamma 59.5% B.1.1.7 Alpha 0.1% B.1.1617.2 Delta UK Variant Alpha B.1.1.7 3 Transmissibility Disease Severity Brazilian Variant Gamma P1 4,5 Transmissibility Disease Severity Indian Variant Delta B.1.1617.2 6,7 Transmissibility Disease Severity Current Top 3 VOCs in US Compared to Original COVID - 19 Variant Virus Variants Continue To Evolve And Impact Vaccination And Treatment Efforts “(The Delta Variant) is clearly more transmissible by multifold … . more likelihood of getting hospitalized if you were infected with the Delta variant vs . the variants that were previously circulating . ” 8 Anthony Fauci NIAID Director 1. CDC: “About Variants of the Virus that Causes COVID - 19”: https://www.cdc.gov/coronavirus/2019 - ncov/variants/variant.html (accessed: 6/29/21). 2. CDC: COVID Data Tracker: https://covid.cdc.gov/covid - data - tracker/#variant - proportions (accessed: 7/10/21). 3. CDC: Emergence of SARS - CoV - 2 B.1.1.7 Lineage: https://www.cdc.gov/mmwr/volumes/70/wr/mm7003e2.htm (accessed: 6/29/21). 4. Science News: The P.1 Coronavirus Variant Is Twice as Transmissible as Earlier Strains: https://www.sciencenews.org/article/covid - coronavirus - p1 - variant - brazil - strain - transmission - immunity (accessed: 6/29/21). 5. Public Health Ontario: COVID - 19 P.1 Variant of Concern – What We Know So Far: https://www.publichealthontario.ca/ - /media/documents/ncov/covid - wwksf/2021/02/wwksf - covid - 19 - p1 - variant - of - concern.pdf?la=en (accessed: 6/29/21). 6. NBC News: Covid Variant from India: How Contagious Is the New Variant? https://www.nbcnews.com/health/health - news/covid - variant - india - how - contagious - new - variant - n1267619 (accessed: 6/29/21). 7. Washington Post: U.S. To Miss July 4 Vaccine Goal; Fauci Calls Delta Variant Country’s ‘Greatest Threat’: https://www.washingtonpost.com/nation/2021/06/22/coronavirus - covid - live - updates - us/ (accessed: 6/29/21). 8 PBS Newshour. June 29, 2021. (Accessed June 29,2021). https://www.pbs.org/newshour/show/dr - fauci - on - delta - variant - booster - shots - and - masks - for - the - vaccinated

25 3 2 1 Lenzilumab for COVID - 19 Emergence of Delta Variant Initial U.S. Go - to - Market Plan 4 Ex - U.S. Initial Go - to - Market Plans Humanigen Overview Lenzilumab is being developed as a potential treatment for COVID - 19, it is not currently approved or authorized for use in any c ountry 5 Lenzilumab for aGvHD , CAR - T, and CMML 6 Balance Sheet and 12 - month Goals

COVID-19 Has Taken A Significant Toll On The US Healthcare System

In 2021 (year-to-date) there have been

>1,000,000 new hospital admissions with confirmed COVID-19 in the US[1]

As of June 22, 2021, there have been

604,000+ deaths

related to COVID-19 in the US[2]

Last year (2020) COVID-19 was projected to

Cost the US healthcare system

9.6 billion to 16.9 billion dollars[3]

Primary cost drivers include prolonged stays and COVID-19 related pneumonia (requiring invasive mechanical ventilation & ICU stays, etc.)

Number of Confirmed COVID-19 Deaths per 100,000 Americans


WA
OR
CA
NV
ID
MT
WY
UT
AZ
CO
NM
ND
SD
NE
KS
OK
TX
MN
IA
MO
AR
LA
WI
IL
MI
IN
OH
KY
TN
MS
AL
GA
FL
SC
NC
VA
WV
PA
NY
VT
NH
ME
MA
RI
CT
NJ
DE
AK
HI
Fewer than 50
At least 50 per 100K
At least 100 per 100K
At least 150 per 100K

1. CDC – COVID Data Tracker. (Accessed June 29, 2021). New Admissions of Patients with Confirmed COVID-19, United States. https://covid.cdc.gov/covid-data-tracker/#new-hospital-admissions. **2.** Johns Hopkins University Coronavirus Resource Center. (Accessed June 29, 2021). https://coronavirus.jhu.edu/us-map. **3.** Avalere – COVID-19 Hospitalizations Projected to Cost up to $17B in US in 2020. https://avalere.com/insights/covid-19-hospitalizations-projected-to-cost-up-to-17b-in-us-in-2020.

Last updated: 06-22-2021

Source: Maps are updated daily at 12 am ET using state-level case and death figures reported from Johns Hopkins University. State populations were provided by Johns Hopkins CSSE. Daily increases were found by taking the case and death figures from the timestamp shown above and comparing them to the data from 7 days ago. Per capita rates were calculated by taking the case and death tally recorded at the timestamp above and dividing it by the estimated country population from the 2018 ACS 5-year estimate.

26

27 • The number of hospitalizations have already surpassed 1M in 2021, with another 350K expected this year, potentially exceeding 2020 totals 1 • Factors contributing to continued hospitalization rates include vaccine hesitancy, efficacy, variants and a lack of vaccines for certain populations 2020 2021 2022 and Beyond >1.3M 2,3 Hospitalizations Due to Vaccine Hesitancy , Vaccine Efficacy , Virus Variants , and Durability , hospitalizations remain… COVID - 19 Hospitalizations >1M 2 Hospitalizations YTD We Currently Project COVID - 19 Hospitalizations To Persist Beyond 2021 870K 1 1. Company COVID - 19 Hospitalization Forecast, Jan 1 st , 2021 – Dec 30 th 2021 (Key elements for Company projection model include: seasonal index, societal improvement, treatment improvement, treatme nt penetration, herd immunity (vaccination impact [rate + efficacy] + natural infection [total potentially immune population]), and new variant impact. 2. CDC – COVID Data Tracker. (Accessed June 29, 2021). New Admissions of Patients with Confirmed COVID - 19, United States. https://covid.cdc.gov/covid - data - tracker/#new - hospital - admissions . 3. The COVID Tracking Project – Hospitalization Increase data for dates before 7/31/21 when HHS new admissions data began (accessed June 29, 2021)

Despite Vaccines, There Is A Sustainable Need For Effective Therapeutics

Similar to other viruses that have vaccines available, the need for therapeutics will continue for years to come.

	Chicken Pox[1] (Varicella-Zoster Virus)	Influenza[2] (Human Influenza Viruses)
Vaccination Rate	**>90%** Of Population Receive Chicken Pox Vaccine	**~65%** Of Age 65 And Older Receive The Flu Shot
Vaccine Efficacy	**90%+** Efficacy of Chicken Pox Vaccine	**40-60%** Average Effectiveness of The Flu Shot
	350,000 Chicken Pox Infections Per Year	**400,000** Flu Hospitalizations Per Year

COVID-19 has many similarities to other viruses that have been around for decades, but also several key differences (i.e., mutations, viral replication, etc.) that increase the likelihood that COVID-19 will sustain for years, despite vaccines and immunity.

1. CDC: Chickenpox Vaccine Saves Lives and Prevents Serious Illness Infographic. (Accessed June 29, 2021). https://www.cdc.gov/chickenpox/vaccine-infographic.html 2. CDC: Disease Burden of Influenza. (Accessed June 29, 2021). https://www.cdc.gov/flu/about/burden/index.html.

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29 Patient Reach Disease Severity Viral Neutralizing Antibodies Outpatient treatment Antiviral Immuno - Modulators COVID - 19 Vaccines Prophylaxis Critical patients in the ICU on mechanical ventilation and progressing rapidly 2 IMV – 2020: ~166K, 2021: ~169K, 2025: ~109K Bamlanivimab + Etesevimab Casirivimab + Imdevimab VIR - 7831 Lenzilumab; EUA Submitted Actemra (tocilizumab) Critical condition, exhibiting rapid respiratory decompensation Veklury (r emdesivir ) Narrowest Population, But Significant Broadest Population BNT162b2 mRNA - 1273 JNJ - 78436735 Newly Hospitalized Outpatient Treatment Pre/Post Exposure Prophylaxis Corticosteroids (dexamethasone) Hospitalized and hypoxic patients with confirmed diagnosis of COVID - 19 Mild - to - Moderate symptoms in high - risk non - hospitalized patients COVID - 19 negative or 90 - days post confirmed Dx Hospitalized and hypoxic patients; 12 years+, weighing at least 40kg Hospitalizations – 2020: ~1.33M, 2021: ~1.35M, 2025: ~870,000 Within 3 - days of positive diagnosis; Requires presentation to infusion center; Low utilization of outpatient mAbs to date All patients 12 years+ Hospital mAbs Hospitalized - Critical Treatment Treatment Treatment >60% of US Population At Least Partially Vaccinated 4 ~40% of COVID - 19 Patients are High - Risk 3 8% of Cases Require Hospitalization ~1% of Cases Require IMV 1 There Remains A Significant Unmet Need For Hospitalized And Hypoxic Patients Sources: Veklury . (Accessed June 29, 2021). https://www.gilead.com/ - /media/files/pdfs/medicines/covid - 19/veklury/veklury_pi.pdf. / REGEN - COV. (A ccessed June 29, 2021). https://www.regeneron.com/medicines/casirivimab - imdevimab. / Bamlanivimab + Etesevimab . (Accessed June 29, 2021). https://www.fda.gov/media/145808/download. / Actemra . ( Accessed June 29, 201). https://www.covid19treatmentguidelines.nih.gov/immunomodulators/interleukin - 6 - inhibitors/ . Pfizer. (Accessed June 29, 2021). https://www.fda.gov/news - events/press - announcements/coronavirus - covid - 19 - update - fda - authorizes - pfizer - biontech - covid - 19 - vaccine - emergency - use . / Moderna. (Accessed June 29, 2021). https://www.fda.gov/media/144637/download. / J&J, (Accessed June 29, 2021). https://www.fda.gov/media/146304/download. 1. Based on lenzilumab Ph3 Data. 2. Humanigen Internal Forecast – Based upon 1% of Cases. 3. CDC: Estimated County - Level Prevalence of Selected Underlying Medical Conditions Associated with Increased Risk for Severe COVID - 19 Illness — United States, 2018. (Accessed June 29, 2021). https://www.cdc.gov/mmwr/volumes/69/wr/mm6929a1.htm?s_cid=mm6929a1_w. 4.. CDC COVID Tracker: Vaccinations (Accessesed June 29 , 2 021). https://covid.cdc.gov/covid - data - tracker/#vaccinations. Lenzilumab is being developed as a potential treatment for COVID - 19, it is not currently approved or authorized for use in any c ountry

30 Lenzilumab - Delivered In The Hospital Setting • Medicare Part - A covers inpatient drugs • DRG prospective payments are the norm for hospitalized patients with drugs more likely bundled • Relative weight adjusted each year by CMS based on illness severity, length of hospital stay, necessary treatments • Medicaid payments vary by state • Commercial Insurers often make one payment to the facility and one to the physician • Commercial payer payment varies depending on health plan and often benchmark off Medicare Medicare has standardized systems to pay for care which commercial payors often follow Source: Avalere Lenzilumab is being developed as a potential treatment for COVID - 19, it is not currently approved or authorized for use in any c ountry

31 Established Coding and Reimbursement Pathway For COVID - 19 Recognize Healthcare System Burden ICD - 10 - Procedure Codes • 27 new codes were recently approved for COVID - 19 related conditions, circumstances, and treatments – including multiple codes for newly approved and non specific monoclonal antibodies. DRG - Prospective Payments NCTAP Eligible • New COVID Technology Add - on Payment may cover up to 65% of the cost of devices and therapeutics. • CMS authorized additional payments to hospitals that use COVID - 19 drugs or biologics approved or authorized by FDA • 8 DRGs are currently in place for COVID - 19 hospitalized patients ranging from respiratory infection without complication to invasive mechanical ventilation (IMV) for > 96 hours • DRG payments vary based on severity of care • Cares Act 2020 increased prospective payments by 20% Source: CMS Lenzilumab is being developed as a potential treatment for COVID - 19, it is not currently approved or authorized for use in any c ountry

32 EUA Higher Lower Focus of Commercial Activity BLA EUA Digital Marketing Messaging limited to EUA fact sheet language Public Relations Drive awareness of lenzilumab availability & HGEN Targeted Field Engagement Small field team, virtual and in - person interactions Expanded Field Team, driving branded messages Broad Field Engagement Drive broad awareness via PR and digital marketing channels with direct outreach from a small customer - facing team Branded Promo Campaign Competitive positioning and messaging Digital Marketing and Ads Expanded promotional mix and use of digital channels Build from foundation of EUA, driving branded messages and promotional content via expanded customer - facing team Higher Lower Focus of Commercial Activity Go - To - Market Strategy And Resources Intended to Scale From EUA To BLA Launch Lenzilumab is being developed as a potential treatment for COVID - 19, it is not currently approved or authorized for use in any c ountry

33 lenzilumab EUA GO - TO - MARKET STRATEGY Upon receipt of Emergency Use Authorization (EUA), we are ready to launch lenzilumab with a streamlined Commercial team focused on direct engagement of high - priority accounts, National KOLs, and top hospital - based clinicians treating COVID - 19. MARKET DEVELOPMENT Drive broad corporate, disease state, and product awareness across all stakeholder groups, including engagement of national KOLs Our EUA Go - To - Market Model Focuses On Targeted And Efficient Use Of Resources PRODUCT SUPPLY Leverage all available resources and partnerships to maximize manufacturing capacity to deliver supply to hospitals and patients that need it most TRADE AND DISTRIBUTION Continue ongoing discussions with the US Government and leverage established distribution network to broadly distribute treatments KEY ACCOUNT FOCUS Focus on priority hospital accounts and integrated networks, as well as national KOLs to ensure broad access to treatment FIELD TEAM ENGAGEMENT Leverage focused field - based team of National Account Directors and Medical Science Liaisons to engage and support key accounts DIGITAL ENGAGEMENT Deploy targeted digital assets and approaches to support direct engagement and reach a broad audience of key account stakeholders Lenzilumab is being developed as a potential treatment for COVID - 19, it is not currently approved or authorized for use in any c ountry

34 Key Account Targeting Tool Key Account Engagement Approach Hospital Leadership P&T Committee Physician Specialists COVID - 19 Care Team Makes business operations and purchasing decisions Assess new treatments and set Tx guidelines and protocols PUDs and IDs provide specialist consults and advisory support Digital surround drives reach to specialists National Account Director (NAD) Medical Science Liaison (MSL) Digital Engagement Focused on securing ACCESS Focused on driving EDUCATION Focused on driving AWARENESS Targeted Targeted Initial focus will be on targeted engagement of key accounts Our dynamic targeting tool can help to identify top stakeholders within key accounts x Dynamically focus on key accounts given COVID - 19 admissions both past / present x Filter based upon relevant specialty, hospital, IDN or geographic region x KOL list auto - populates based upon search criteria We Are Narrowing In On Key Accounts And High - Priority Targets Broad Engagement Lenzilumab is being developed as a potential treatment for COVID - 19, it is not currently approved or authorized for use in any c ountry

35 3 2 1 Lenzilumab for COVID - 19 Emergence of Delta Variant Initial U.S. Go - to - Market Plan 4 Ex - U.S. Initial Go - to - Market Plans Humanigen Overview Lenzilumab is being developed as a potential treatment for COVID - 19, it is not currently approved or authorized for use in any c ountry 5 Lenzilumab for aGvHD , CAR - T, and CMML 6 Balance Sheet and 12 - month Goals

Established Manufacturing Agreements for Lenzilumab

Bioreactor (BDS) batches

- Catalent - Madison, WI
- Catalent - Bloomington, IN
- ThermoFisher - St. Louis, MO
- Avid Biosciences - Tustin, CA
- Chime – China (ex-US)

Drug Product (DP) vials

- Emergent - Baltimore, MD
- Catalent - Bloomington, IN
- Chime Biologics - China

Packaging

- Catalent - Philadelphia, PA (clinical)

Manufacturing Partners

Catalent
AVID BIOSERVICES
chime BIOLOGICS
ThermoFisher SCIENTIFIC
emergent biosolutions

Bulk Drug Substance → BDS → Drug Product Fill/Finish (Vials) → Vials → Supply Packaging → Supply Distribution → Specialty Distributor

Bulk Drug Substance	Drug Product Fill/Finish (Vials)	Supply Packaging	Supply Distribution	Specialty Distributor
Catalent	Catalent	Catalent	Cardinal Health	

Engaged multiple contract manufacturing organizations (CMOs) to scale-up and optimize the manufacturing process to meet a target of supplying ~100,000 treatment courses within 12 months

Lenzilumab is being developed as a potential treatment for COVID-19, it is not currently approved or authorized for use in any country

36

37 Lenzilumab Rest of World Opportunities COVID cases currently approaching 185 million 1 • Ex - US countries represent 80% of cases, with 50 countries having at least 400,000 cases (20,000 hospitalized patients) 1 HGEN EUA reviews/filings in US, UK, EMA underway, reviewing potential for EUA in India ROW Strategy before formal approval: “compassionate use", "named patient” and “managed access” pathways • Allows for sale of product under certain circumstances • Aiming to maintain single price worldwide • France ATU program allows for “cohort sales” 2 HGEN working with distributor to establish WW program • Initial focus on EU countries (France, Germany, Netherlands) followed by UK, Switzerland • Discussions underway for similar program in Gulf Cooperation Council (GCC), Canada, Brazil • KPM Tech Co., Ltd. has rights to Korea and Philippines 1 https://www.worldometers.info/coronavirus/#countries, July 6, 2021 2 https://www.europeanpharmaceuticalreview.com/article/156994/frances - temporary - authorisation - atu - programme - reform - implications Lenzilumab is being developed as a potential treatment for COVID - 19, it is not currently approved or authorized for use in any c ountry

38 COVID - 19 Cases Continue in the UK and Europe United Kingdom 1 Adults Vaccinated with 1 dose 87% Adults Vaccinated with 2 doses 66% Prior seven days COVID cases 221,052 Hospitalizations 3,081 Deaths 203 Increase over prior seven - day period COVID cases 27% ↑ Hospitalizations 56% ↑ Deaths 66% ↑ European Union Adults Vaccinated with 1 dose 2 64% Adults Vaccinated with 2 doses 2 44% Prior seven days COVID cases 3 252,573 Hospitalizations (17 - nations) 4 2,528 Deaths 3 1,281 Increase over prior seven - day period COVID cases 48% ↑ Hospitalizations (17 - nations) - 32% ↓ Deaths 55% ↑ UK leads in vaccine rates over European Union/EEA 1. https://coronavirus.data.gov.uk/ July 11, 2021 2. https://vaccinetracker.ecdc.europa.eu/public/extensions/COVID - 19/vaccine - tracker.html#uptake - tab 3. https://qap.ecdc. europa.eu/public/extensions/COVID - 19/COVID - 19.html#global - overview - tab, accessed July 13, 2021 for 7 - day period ending July 11, 2021 4. https://ourworldindata.org/covid - hospitalizations#what - is - the - weekly - number - of - new - hospitalizations - due - to - covid - 19 for 7 - day p eriod ending July 4, 2021

MHRA Approval Process for COVID-19 Therapeutics in the UK

Dexamethasone approved in June 2020 based on results from the RECOVERY study[3]

- Guidance published in May 2020 for medicines to treat COVID-19[1] in the United Kingdom
- MHRA working with Department of Health and Social Care (DHSC)
- Flexibility allows to request for Fast Tracking of review[2]



Lenzilumab in the UK

- ✓ Introductory meeting held with Rapid C-19 multiagency held to discuss lenzilumab
  - ✓ MHRA, Therapeutics Task Force (TTF), NICE, NHSE, DHSC
- ✓ Information request provided to NICE
- ✓ Marketing Authorization Application submitted to MHRA June 14, 2021
- ✓ MAA accepted for rolling review, classified as "COVID rolling review" July 7, 2021
- ✓ Rolling review allows for submission of modules as they become available
- ✓ Accepted as rolling review to expedite the assessment
- ❑ All modules to expected to be submitted by end of third quarter 2021
- ❑ Supply chain and local UK distributor agreements being pursued

Approved Therapeutics COVID-19 UK[4,5]

Dexamethasone
Remdesivir
Tocilizumab
Sarilumab

1. https://www.gov.uk/government/collections/mhra-guidance-on-coronavirus-covid-19 4. https://www.gov.uk/government/groups/the-covid-19-therapeutics-taskforce 5. https://www.pulsetoday.co.uk/news/clinical-areas/infectious-diseases/antiviral-drug-remdesivir-approved-for-covid-19-treatment-in-the-uk/
2. https://www.gov.uk/guidance/apply-for-a-licence-to-market-a-medicine-in-the-uk
3. https://www.gov.uk/government/news/world-first-coronavirus-treatment-approved-for-nhs-use-by-government

Lenzilumab is being developed as a potential treatment for COVID-19; it is not currently approved or authorized for use in any country

39

European Medicines Agency (EMA) Approval Process for COVID-19 Therapeutics

Only one therapeutic approved under conditional approval in EU, remdesivir review time ~ 60 days

- Rapid review procedures established by EMA in May 2020 to provide conditional approval of medicines for COVID-19[1]
- Pandemic Task Force (COVID-ETF) created by EMA to work with CHMP specifically for COVID-19
- Modifications in review on support include:
  - Scientific advice in 20 days vs 70 days
  - Pediatric Investigational Plan (PIP) review in 20 vs 120 days
- Overall review and approval cycle reduced to 150 from 210
  - Timelines may further be reduced and rolling review applied

Lenzilumab in the EU

- ✓ Introductory meeting held with EMA representatives
- ✓ Notification of intent to submit MAA sent and acknowledged
- ✓ Requested eligibility for central filing
- ✓ Nomination of Rapporteur underway
- ✓ Interaction and dialog with CMHP members
- ❑ Initiation of submission
- ❑ COVID-ETF and CHMP review

	Redemsivir	Baricitinib
FDA EUA approval	May 1, 2020	November 19, 2020
EMA MAA submission	April 30, 2020	April 29, 2021
EMA CMA approval	June 25, 2020	

Currently under rolling review	Marketing authorisation application submitted	Authorised for use in the European Union
• Bamlanivimab and etesevimab • Regdanvimab • REGN-COV2 (casirivimab / imdevimab) • Sotrovimab	• Olumiant (baricitinib) *	• Veklury (remdesivir)

1. https://www.ema.europa.eu/en/documents/press-release/covid-19-how-ema-fast-tracks-development-support-approval-medicines-vaccines_en.pdf

40

Lenzilumab is being developed as a potential treatment for COVID-19, it is not currently approved or authorized for use in any country

41 3 2 1 Lenzilumab for COVID - 19 Emergence of Delta Variant Initial U.S. Go - to - Market Plan 4 Ex - U.S. Initial Go - to - Market Plans Humanigen Overview Lenzilumab is being developed as a potential treatment for COVID - 19, it is not currently approved or authorized for use in any c ountry 5 Lenzilumab for aGvHD , CAR - T, and CMML 6 Balance Sheet and 12 - month Goals

42 ZUMA - 19 Phase 1b Results • At the recommended Phase 2 dose, lenzilumab in combination with CAR - T, demonstrated a 100% objective response rate (ORR) • No severe cytokine release syndrome or severe neurotoxicity • Lenzilumab reduced IL - 6, CRP, ferritin, MCP - 1, IL - 8, and IP - 10 (CXCL - 10) among others in a dose dependent fashion • Humanigen now plans to conduct a randomized, potentially registrational, Phase 2 study with lenzilumab combined with all commercially available CD19 CAR - T therapies in DLBCL

43 Significant CAR - T Market Growth Expected The C AR - T market is expected reach $6.1 billion by 2030 1 There are barriers to uptake of CAR - T therapy 2 A survey showed one - third of physicians think toxicity might hinder their prescribing of CAR - T therapy Over 60% suggested that patients should be monitored for 1 to 2 weeks after administration DLBCL Patients receiving commercial CAR - T Therapy Lenzilumab + CAR - T CAR - T Primary outcome : Efficacy and Toxicity At 6 months N≈200 2H23 Follow up : 2 years Randomize Our proposed Phase 2 trial is intended to address these barriers 1. " Global CAR - T Therapy Market Report 2020” Research And Markets Press Release Feb. 1, 2021 2. Journal of Clinical Pathways. 2017;3(7):31 - 35 FPI 1Q22

CMML: PREACH–M trial (PREcision Approach to CHronic Myelomonocytic Leukemia)

CMML is an aggressive Cancer[1] → 12.8 cases per 100,000 persons per year[2] → Incidence higher with age[1] → In spite of advances, survival remains dismal[1] → Effective therapies are needed to improve outcomes[1]

Partners

SAHMRI
South Australian Health & Medical Research Institute

THE UNIVERSITY of ADELAIDE

PREACH –M Trial Design

Newly Diagnosed CMML

- High Risk Disease NRAS KRAS CBL (VAF≥3) → Azacitadine+ Lenzilumab Up to 24 Cycles (2Years)
- Low Risk Disease TET2 (VAF ≥3) → Azacitadine+ Sodium Ascorbate Up to 24 Cycles (2Years)

→ Primary Endpoint: 12 Months CR and PR

1. Murthy et al, Leukemia Lymphoma, 2017 Jul 58(7):1648-1654
2. SEER Hematopoietic and Lymphoid Neoplasm Database (cancer.gov)

Note: CRS-Cytokine Release Syndrome; NT-Neurotoxicity; RP2D-recommended Phase 2 dose; R/R-Relapsed/Refractory; DLBCL-Diffuse Large B-Cell Lymphoma; NRAS, KRAS, and CBL are gene mutations found in some CMML patients

44

45 Acute Graft vs. Host Disease ( aGvHD ): a Growing Market with Significant Unmet Need Care for initial aGvHD is Steroids 2 - 6 Approximately half of patients will not achieve an adequate response to steroids 2 - 6 Patients with steroid resistant aGvHD have a poor prognosis with mortality rates over 90% 7 Allogeneic Stem Cell Transplant aGvHD Diagnosis Outcome prediction using “MAGIC” algorithm SOC Lenzilumab + SOC V Placebo + SOC Low Risk Intermediate/ High Risk The “ RATinG ” Study

46 MRI ( T1 + C) 89 Zr - ifabotuzumab PET 18 F - FDG PET 89 Zr - ifabotuzumab Targeting of Tumor Microenvironment Phase 1 study to start Q4 2021 looking at broader tumour activity including: Breast Lung Colorectal Pancreas Whole body biodistribution images showed no specific normal tissue uptake of 89 Zr - ifabotuzumab 89 Zr - ifabotuzumab showed rapid, specific targeting of GBM tumor in all patients Activity in Glioblastoma Multiforme

47 3 2 1 Lenzilumab for COVID - 19 Emergence of Delta Variant Initial U.S. Go - to - Market Plan 4 Ex - U.S. Initial Go - to - Market Plans Humanigen Overview Lenzilumab is being developed as a potential treatment for COVID - 19, it is not currently approved or authorized for use in any c ountry 5 Lenzilumab for aGvHD , CAR - T, and CMML 6 Balance Sheet and 12 - month Goals

48 Financial Overview Current Balance (M) • Cash and cash equivalents* $93 • Proforma post Q1 with proceeds* $187 • Proforma shares outstanding* 59 Strong Balance Sheet Supports Commercial and Manufacturing Scale - up *Based on 10Q filing as of March 31, 2021 Hercules Loan Facility (M) • Total credit available $80 • Initial draw (3 - 29 - 21) $25 • EUA/BLA $25/$35 • Potential for additional $20

49 Goals for Next 12 Months □ Commercial scale manufacture of lenzilumab □ Commence commercialization in countries where lenzilumab use authorized/approved □ Announce data from ACTIV - 5/BET - B □ Initiate Phase 2/3 CMML study □ Initiate Phase 2/3 acute GvHD study □ Initiate Phase 2 potential registrational CAR - T study □ Submit lenzilumab Biologics License Application to FDA □ Evaluate potential studies of lenzilumab in non - COVID respiratory and other conditions